                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): June 30, 2003

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)


           Delaware                       0-27354                 65-0403311
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)



                              30381 Huntwood Avenue
                                Hayward, CA 94544
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000

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Item 9.  Regulation FD Disclosure.
Item 12.  Results of Operations and Financial Condition.

         The following information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition and pursuant to Item 9 - Regulation FD Disclosure on this Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On July 28, 2003, the Company issued a press release announcing its results of operations for the three and six months ended June 30, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Impax Laboratories, Inc.



Date: July 28, 2003                          By: /s/ Cornel C. Spiegler
                                                 -----------------------
                                                 Chief Financial Officer